UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2011
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland		54-0857512
(State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	(I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On May 3, 2011, UDR, Inc. (the “Company”) and United Dominion Realty, L.P., as guarantor (the “Guarantor”), entered into a Second Amended and Restated Distribution Agreement with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC (collectively, the “Agents”), with respect to the issue and sale by the Company of its Medium-Term Notes, Series A Due Nine Months or More From Date of Issue, Fully and Unconditionally Guaranteed by the Guarantor (the “Notes”). The Notes are to be issued pursuant to an Indenture, dated November 1, 1995, between the Company and U.S. Bank National Association, successor trustee to Wachovia Bank, National Association (formerly known as First Union National Bank of Virginia), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of May 3, 2011 (the “First Supplemental Indenture”) among the Company, the Guarantor and the Trustee, and as further amended, supplemented or modified from time to time. The Guarantor will fully and unconditionally guarantee payment in full to the holders of the Notes (the “Guarantee”) pursuant to (1) the Guaranty of United Dominion Realty, L.P. with respect to the November 1, 1995 Indenture, dated as of September 30, 2010, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated September 30, 2010, and (2) the First Supplemental Indenture, which is attached hereto and incorporated herein by reference as Exhibit 4.1. The Second Amended and Restated Distribution Agreement dated May 3, 2011 is attached hereto and incorporated herein by reference as Exhibit 1.1.
     Morrison & Foerster LLP issued its opinion with respect to the Notes and the Guarantee, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.1. Morrison & Foerster LLP also issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.1. Kutak Rock LLP also issued its opinion with respect to certain U.S. federal tax matters regarding our REIT status, which opinion is attached hereto and incorporated by reference as Exhibit 8.2.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1	Second Amended and Restated Distribution Agreement dated May 3, 2011.

4.1	First Supplemental Indenture dated as of May 3, 2011.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Kutak Rock LLP (contained in Exhibit 8.2).

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: May 3, 2011	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Second Amended and Restated Distribution Agreement dated May 3, 2011.

4.1	First Supplemental Indenture dated as of May 3, 2011.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Kutak Rock LLP (contained in Exhibit 8.2).